U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  January 10, 2007
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                  Date of Report (Date of Earliest Event Reported)

                              OXFORD TECHNOLOGIES, INC.
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             (Name of small business issuer as specified in its charter)

       Delaware                  000-49854              04-3615974
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(State or other jurisdiction     (Commission           (I.R.S. Employer
  of incorporation)              File Number)           Identification No.)

                         80 Wall Street, Suite 818
                            New York, NY 10005
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Registrant's telephone number, including area code:        (212) 809-1200

                                      N/A
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           (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).





Item 4.01.   Changes in Registrant's Certifying Accountant


On January 10, 2007, Oxford Technologies, Inc. (the "Company") engaged Child, Van Wagoner & Bradshaw, PLLC, as its independent registered accountant, and Demetrius & Company, LLC, the independent accountant who was previously engaged as the principal accountant to audit the Company's financial statements, resigned. The decision to change principal independent accountant was approved by the Board of Directors of the Company.

None of the reports of Demetrius & Company, LLC, on the Company's financial statements for either of the past two years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During that time period, no "reportable events" occurred, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

There were no disagreements between the Company and Demetrius & Company, LLC, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Demetrius & Company, LLC would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, Demetrius & Company, LLC has not advised the Company that:

   1) internal controls necessary to develop reliable financial statements did not exist; or

   2) information has come to the attention of Demetrius & Company, LLC which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

   3) the scope of the audit should be expanded significantly, or information has come to the attention of Demetrius & Company, LLC that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended December 31, 2005.

During the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted with Child, Van Wagoner & Bradshaw, PLLC regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did Child, Van Wagoner
& Bradshaw, PLLC provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted Child, Van Wagoner & Bradshaw, PLLC on any matter that was the subject of a disagreement or a reportable event.

The Company has provided Demetrius & Company, LLC with a copy of the above statements under Item 4.01 of the Form 8-K, and the Company has requested that Demetrius & Company, LLC furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the aspects in which it does not agree. The letter from Demetrius & Company, LLC is herewith filed as Exhibit 16.1


Item 9.01.  Financial Statements and Exhibits


 Exhibit
 Number                              Descriptions
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    16.1       Letter from Demetrius & Company, LLC dated January 10, 2007 regarding change in certifying accountant.






                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 10, 2007


By: /s/ Jacinta Sit
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Jacinta Sit, President and
Chief Financial Officer